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                            PHARMACIA & UPJOHN, INC.

                          COMMON STOCK, $.01 PAR VALUE


                             UNDERWRITING AGREEMENT

                                                                  January , 1999

J. P. Morgan Securities Inc.
Goldman, Sachs & Co.,
   As representatives of the several Underwriters
      named in Schedule I hereto,
c/o J. P. Morgan Securities Inc.
60 Wall Street,
New York, New York  10260.

Ladies and Gentlemen:

         Forvaltningsaktiebolaget Stattum (the "Selling Stockholder"), a stockholder of Pharmacia & Upjohn, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 31,101,116 shares (the "Firm Shares" of the Company's common stock, $.01 par value (the "Stock"), a portion of which may be delivered in the form of shares and a portion of which have been deposited by the Selling Stockholder pursuant to the Custodian Agreement referred to below and may be delivered in the form of Swedish Depository Shares ("SDSs") and, at the election of the Underwriters, up to 4,665,166 additional shares (the "Optional Shares"), a portion of which have been delivered in the form of shares and a portion of which have been deposited by the Selling Stockholder pursuant to the Custodian Agreement and may be delivered in the form of SDSs (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares"). Except as the context may otherwise require, references hereinafter to the "Shares" shall include SDSs which may be sold pursuant to this Agreement.

         The SDSs will be issued in accordance with the Custodian Agreement, dated as of November 1, 1995 (the "Custodian Agreement"), between the Company and Skandinaviska Enskilda Banken AB (publ), as Custodian (the "Depositary"), and the general terms and



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conditions under which the SDSs are issued and governed (the "General Terms and
Conditions").

                  The parties hereto agree that 1,769,912 of the Shares to be purchased by the Underwriters (the "Repurchased Shares") shall be sold by the Underwriters to the Company as part of the distribution of the Shares by the Underwriters and as contemplated by the agreement, dated as of January ___, 1999 (the "Share Repurchase Agreement"), between the Company and the Selling Stockholder. The Repurchased Shares shall be sold by the Underwriters to the Company at the same price per share as the Underwriters purchase the Shares from the Selling Stockholder, all as set forth in Section 2(a) hereof. Subject to the terms and conditions of the Share Repurchase Agreement, the delivery of the Repurchased Shares to the Company, and the payment for such Repurchased Shares by the Company, shall take place simultaneously with the First Time of Delivery (as defined herein).

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and (in the case of clauses (i)-(v) only) the Selling Stockholder that:

                  (i) A registration statement on Form S-3 (File No. 333-70107) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the


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         "Prospectus"; any reference herein to any Preliminary Prospectus or the
         Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration
         Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange
         Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder;

                  (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to (x) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through J.P. Morgan Securities Inc. or Goldman, Sachs & Co. expressly for use therein or (y) Selling Stockholder Information; for purposes of this Agreement, "Selling Stockholder Information" shall comprise the statements in the Prospectus in the first two paragraphs under the caption "Selling Stockholder";

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement does not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein



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         not misleading; provided, however, that this representation and warranty shall not apply to (x) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through J.P. Morgan Securities Inc. or Goldman, Sachs & Co. expressly for use therein or (y) Selling Stockholder Information;

                  (v) The Preliminary Prospectus, at the date thereof, did not, and the Prospectus at the date thereof, does not or did not, and any further amendment or supplement thereto, as of the date of any such amendment or supplement, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (x) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through J.P. Morgan Securities Inc. or Goldman, Sachs & Co. expressly for use therein or (y) Selling Stockholder Information; references herein to "Preliminary Prospectus" or "Prospectus" shall mean each and every relevant prospectus, unless the context otherwise requires, and shall be deemed to refer to and include the documents incorporated by reference therein;

                  (vi) Neither the Company nor any of its Principal Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; as used in this Agreement, "Principal Subsidiaries" means Pharmacia & Upjohn Company, Pharmacia & Upjohn AB, Pharmacia S.p.A. and Pharmacia & Upjohn Caribe Inc.;

                  (vii) The Company and each of its subsidiaries have all concessions, licenses, franchises, permits, authorizations, approvals and orders of and from all governmental regulatory officials and bodies that are necessary to own or lease their properties and conduct their businesses as described in the Prospectus, except where the failure to have any such concession, license, franchise, permit, authorization, approval or order would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (viii) The Company and its subsidiaries own or have had licensed to them or otherwise have the benefit or use under the authority of the owners thereof, of all

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         patents, patent rights, inventions, trademarks, service marks, trade names and copyrights (in each case, registered or not) which are necessary for the conduct of the business of the Company and its subsidiaries as described in the Prospectus and, except as set forth or contemplated in the Prospectus, there are no unresolved assertions that the Company or any of its subsidiaries has infringed the patents, patent rights, inventions, trademark rights, service marks, trade names or copyrights of others, other than assertions which are not reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                  (ix) The Company and its subsidiaries (A) are in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their businesses as described in the Prospectus and (C) are in compliance with all terms and conditions of any such permit, license or approval, in each case except as described in the Prospectus or except as would not, individually or in the aggregate, result in a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                  (x) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and each Principal Subsidiary of the Company has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation, and, in the case of Principal Subsidiaries incorporated in the United States, is in good standing under the laws of its jurisdiction of incorporation; and each of the Company and each Principal Subsidiary of the Company has corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for any such failure to be so qualified in any such jurisdiction which would not result in a material adverse effect on the consolidated financial position, stockholder's equity or results of operations of the Company and its subsidiaries, taken as a whole;

                  (xi) The Company has an authorized capitalization as set forth in or incorporated by reference in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in or incorporated by reference in the Prospectus; shares of Stock are listed for trading on the New York Stock Exchange and are quoted on the SEAQ International system operated by the London Stock Exchange Limited, and SDSs are traded on the Stockholm Stock Exchange; and all of the issued shares of capital stock of each Principal Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in


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         the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (xii) The sale and delivery of the Shares and SDSs to be sold by the Selling Stockholder hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or that would otherwise materially prejudice the consummation of the transactions contemplated by this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained or made by the Company for the sale and delivery of the Shares or SDSs by the Selling Stockholder or the consummation by the Company of the transactions contemplated by this Agreement, except for the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares and SDSs by the Underwriters;

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (xiv) The Custodian Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon the deposit of Shares evidencing SDSs to be delivered at each Time of Delivery in respect thereof in accordance with the provisions of the Custodian Agreement and the General Terms and Conditions, the persons in whose names the SDSs are registered will be entitled to the rights specified in the Custodian Agreement and in the General Terms and Conditions;

                  (xv) The description of the Stock included or incorporated by reference in the Prospectus, insofar as it purports to constitute a summary of the terms of the Stock, and the statements set forth in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;



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                  (xvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xvii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xviii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (xix) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                  (xx) To the best of its knowledge and belief, the Company does not know of any information regarding the Year 2000 Problem and its potential effect on the Company that would be required to be disclosed in the Registration Statement and is not so disclosed. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and for the sale and delivery of the Shares and SDSs to be sold by the Selling Stockholder hereunder, have been obtained and are in full force and effect; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

                  (ii) The sale and delivery of the Shares and the SDSs to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein


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         contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body in Sweden binding on the Selling Stockholder or the property of the Selling Stockholder;

                  (iii) The Selling Stockholder has good and valid title to the Shares, free and clear of all liens, encumbrances, equities and claims and, with respect to each Time of Delivery (as defined in Section 4 hereof) (A) immediately prior to such Time of Delivery, the Selling Stockholder will have good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; (B) immediately prior to such Time of Delivery, the Selling Stockholder will have good and valid title to the Shares deposited by it pursuant to the Custodian Agreement against issuance of the SDSs to be delivered by the Selling Stockholder at such Time of Delivery, free and clear of all liens, encumbrances, equities and claims (except such as arise under the terms of the Custodian Agreement); (C) immediately prior to such Time of Delivery, the Selling Stockholder will have good and valid title to the SDSs to be delivered by the Selling Stockholder at such Time of Delivery, free and clear of all liens, encumbrances, equities and claims; and (D) upon delivery of the Shares and the SDSs to be delivered by the Selling Stockholder at such Time of Delivery pursuant to this Agreement and payment therefor pursuant hereto, good and valid title to such Shares and SDSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                  (iv) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (v) The Selling Stockholder Information did not, at the date of the Preliminary Prospectus and the Registration Statement, and will not, at the date the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Preliminary Prospectus or Prospectus, in light of the circumstances under which they were made, not misleading;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

                  (vii) No brokerage fee or any other fee is payable to the securities brokerage companies or agencies in Sweden in connection with the sale and delivery of the Shares and SDSs by the Selling Stockholder to the Underwriters, the sale and delivery of the


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         Shares and the SDSs by the Underwriters to each other, and the sale and delivery of the Shares and SDSs by the Underwriters to the initial purchasers thereof in the manner contemplated in this Agreement; and

                  (viii) To the best of the Selling Stockholder's knowledge, no stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes are payable to the Kingdom of Sweden, the Kingdom of Denmark, the Republic of Finland, the Kingdom of Norway, the United Kingdom, the United States, France, Germany or Japan (the "Relevant Jurisdictions") or any political subdivision or taxing authority of any of the Relevant Jurisdictions by or on behalf of the Underwriters in connection with (A) the sale and delivery by the Selling Stockholder of the Shares and SDSs to or for the respective accounts of the Underwriters in the manner contemplated herein or (B) the sale and delivery by the Underwriters of the Shares and SDSs to the initial purchasers thereof in the manner contemplated herein.

         2. Subject to the terms and conditions herein set forth, (a) the Selling Stockholder agrees to sell, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling
Stockholder, at a purchase price per share of $..........., the number of Firm
Shares set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Selling Stockholder hereby grants to the Underwriters the right to purchase at their election up to 4,665,166 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised from time to time on one or more occasions only by written notice from you to the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.



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         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as J.P. Morgan Securities Inc. may request upon at least forty-eight hours' prior notice to the Ministry shall be delivered by or on behalf of the Selling Stockholder to J.P. Morgan Securities Inc. through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in U.S. dollars by wire transfer of Federal (same-day) funds to the account specified by the Ministry to J.P. Morgan Securities Inc. at least forty-eight hours in advance. The Selling Stockholder will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on ............., 1999 or such other time and date as J.P. Morgan Securities Inc. and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by J.P. Morgan Securities Inc. in the written notice given by J.P. Morgan Securities Inc. of the Underwriters' election to purchase such Optional Shares, or such other time and date as J.P. Morgan Securities Inc. and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of: Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at
 .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       A. The Company agrees with each of the Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to submit to you for prior approval with reasonable notice any proposed amendments or supplements to the Registration Statement or Prospectus; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with a reasonable number of copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to use its reasonable best efforts to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for nine months after the time of issue of the Prospectus, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with a reasonable number of copies of the Prospectus in New York City and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities a reasonable number of copies as you may from time to time request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities without your prior written consent; provided, that this restriction will not apply to issuances or sales of shares in connection with (i) employee stock option, savings or compensation plans or dividend reinvestment plans or the conversion of convertible securities outstanding on the date of the Prospectus or (ii) a merger or other combination with, or exchange offer for shares of, another entity;

                  (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                  (g) To comply in all material respects with the Custodian Agreement so that the SDSs, if any, to be delivered to the Underwriters at each Time of Delivery will be executed and, if applicable, countersigned.

                  B. The Selling Stockholder agrees with each of the
         Underwriters:

                  (i) To bear and pay any stamp, transfer, registration, documentary or similar taxes or duties (including interest and penalties if the payment was due to be made by the Selling Stockholder) payable in the Relevant Jurisdictions or any political subdivision or taxing authority of any such jurisdiction not recoverable within a reasonable period of time in connection with (A) the sale and delivery by the Selling Stockholder of the Shares and the SDSs to or for the respective accounts of the Underwriters in the manner contemplated herein, (B) any deposit with the Depositary of Shares against the issuance of SDSs at each Time of Delivery, (C) the sale and delivery by the Underwriters of the Shares or SDSs to the initial purchasers thereof in the manner contemplated herein, (D) the execution and delivery of this Agreement, and any value added tax payable in connection with the commissions and other amounts payable by the Selling Stockholder pursuant to this Agreement;

                  (ii) In the event that and for so long as all of the Optional Shares have not been purchased by the Underwriters, during the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, stock or any such substantially similar securities without your prior written consent;

                  (iii) Not to take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the sale or resale of the Shares; provided, however, that this provision shall not apply to stabilization activities conducted by J.P. Morgan Securities Inc. on behalf of the Underwriters, as described in the Prospectus; and

                  (iv) If necessary to effect delivery of SDSs, prior to each Time of Delivery, to deposit Shares with the Depositary in accordance with the provisions of the Custodian Agreement and the General Terms and Conditions and otherwise to comply with the Custodian Agreement and the General Terms and Conditions so that any SDSs to be delivered by the Selling Stockholder at such Time of Delivery will be issued by the Depositary against receipt of such shares and delivered at such Time of Delivery.

                  6. (a) The Company covenants and agrees with the Selling Stockholder and the several Underwriters that the Company will pay or cause to be paid all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: (i) all Commission and any National Association of Securities Dealers registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Shares for offering and sale under state securities or "blue sky" laws, including reasonable fees and disbursements of counsel for the Underwriters in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of the Registration Statement, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement of the foregoing, the certificates representing Shares and any charges of the transfer agent or registrar and all other documents relating to the offering, purchase, sale and delivery of the Shares and SDSs, (iv) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (v) fees, disbursements and expenses of the Company's counsel and its advisors and experts and independent certified public accountants (including the expenses of any opinions or "comfort" letters required by or incident to the performance by the Company of its obligations hereunder and compliance with such obligations). To the extent that any such expenses are incurred, assumed or paid by the Selling Stockholder or the Underwriters, the Company shall reimburse such person for the full amount so incurred, assumed or paid promptly after receipt of a request therefor.

                  (b) The Selling Stockholder covenants and agrees with the Company and the several Underwriters that it will pay or cause to be paid (i) all underwriting discounts and commissions directly attributable to the sale of the Shares on behalf of the Selling Stockholder, (ii) the fees, disbursements and expenses of its counsel in connection with the offering and sale of the Shares and (iii) all costs and expenses incident to the performance of or compliance with this Agreement by the Selling Stockholder which are not otherwise specifically provided to be paid by the Company pursuant to Section 6(a) or by the Underwriters pursuant to
Section 6(c). To the extent that any such expenses are incurred, assumed or paid by the Company or the Underwriters, the Selling Stockholder shall reimburse such person for the full amount so incurred, assumed or paid promptly after receipt of a request therefor.

                  (c) It is understood, that, except as provided in this Section 6, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel.

         7. The obligations of the Underwriters hereunder, as to the Shares or SDSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii),
         (iii) and the two full paragraphs following paragraph (vi) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Sullivan & Cromwell, counsel for the Company, shall have furnished to you and the Selling Stockholder their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware;

                           (ii) All outstanding shares of common stock of the
                  Company (including the Shares) have been duly authorized and validly issued and are fully paid and non-assessable;

                           (iii) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (iv) The sale and delivery of the Shares by the
                  Selling Stockholder to the Underwriters in the manner contemplated in this Agreement and in the Prospectus and the performance by the Company of its obligations under this Agreement will not (A) violate the Company's Certificate of Incorporation or By-Laws or (B) violate any federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for the purposes of paragraph (iv)(B), such counsel need express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Company of its obligations under this Agreement is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

                           (v) All regulatory consents, authorizations,
                  approvals and filings, required to be obtained or made by the Company under the Federal laws of the United States or the laws of the State of New York for the sale and delivery of the Shares or SDSs by the Selling Stockholder to the Underwriters hereunder have been obtained or made;

                  In rendering such opinion, such counsel may state that such opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and that they are expressing no opinion as to the effect of the laws of any other jurisdiction.

                  In rendering such opinion, such counsel may also state that, with your approval, they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible and that they assume that the certificates for the outstanding shares of Stock of the Company, including the Shares, conform to the specimen thereof examined by them and have been countersigned by a transfer agent and that the signatures on all documents examined by such counsel are genuine, which assumptions they may state they have not independently verified.

                  Such counsel shall also state that they have reviewed the Registration Statement and the Prospectus and participated in discussions with representatives of the Company, representatives of the Company's accountants, the Selling Stockholder and its U.S. counsel and representatives of the Underwriters and advised the Company as to the requirements of the Act and the applicable rules and regulations of the Commission thereunder, that between the effectiveness of the Registration Statement and the time of the delivery of their letter they also participated in further discussions with representatives of the Company, representatives of the Company's accountants, the Selling Stockholder and its U.S. counsel and representatives of the Underwriters during which the contents of certain portions of the Prospectus and certain related matters were discussed, and reviewed the opinions referred to in this Section 7; on the basis of the information that they gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, such counsel shall confirm to the Underwriters that, in their opinion, the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; that nothing that came to the attention of such counsel during the course of such review has caused them to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and on the basis of the procedures described in the second subclause of this paragraph, such counsel shall confirm to the Underwriters that such counsel does not believe that the Prospectus, as amended at such Time of Delivery, as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading and that such counsel do not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized; (in rendering the opinion described in this paragraph such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the description of Stock in the Company's Registration Statement on Form 8-A and incorporated in the Prospectus by reference; that they do not express any opinion or belief as to the financial statements or other financial data derived from accounting records included therein; and that their opinion described in this paragraph is furnished as counsel for the Company and is solely for the benefit of the several Underwriters, the Selling Stockholder and the directors of the Company to whom such opinion is addressed.

                  (d) Don W. Schmitz, counsel for the Company, shall have furnished to you and the Selling Stockholder his written opinion (a draft of such opinion is attached as

         Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each Principal Subsidiary of the Company that is
                  incorporated in the United States (a "Principal U.S. Subsidiary") has been duly organized and is validly existing under the laws of its jurisdiction of incorporation; each of the Company and each Principal U.S. Subsidiary of the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; and, to the best of such counsel's knowledge and belief after reasonable investigation, each Principal Subsidiary of the Company that is incorporated outside of the United States has been duly organized and is validly existing under the laws of its jurisdiction of incorporation (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (ii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of capital stock of each Principal U.S. Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and except as otherwise set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates) and the Shares conform to the description of the Stock included in or incorporated by reference in the Prospectus;

                           (iii) The sale and delivery of the Shares and SDSs to
                  be sold by the Selling Stockholder hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its

                  Principal Subsidiaries or any of their properties, except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or that would not otherwise materially prejudice the consummation of the transactions contemplated by this Agreement;

                           (iv) To the best of his knowledge, the Company and
                  each of its Principal Subsidiaries have all concessions, licenses, franchises, permits, authorizations, approvals and orders of and from all relevant governmental regulatory officials and bodies that are necessary to own or lease their properties and conduct their businesses as described in the Prospectus, except where the failure to have any such concession, license, franchise, permit, authorization, approval or order would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (v) To the best of his knowledge, the Company and its
                  Principal Subsidiaries own or have had licensed to them or otherwise have the benefit or use under the authority of the owners thereof of, all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights (in each case, registered or not) which are necessary for the conduct of the business of the Company and its subsidiaries as described in the Prospectus, except for any such failure as would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and, to the best of his knowledge and except for the matters described in the Prospectus, there are no unresolved assertions that the Company or any of its subsidiaries has infringed the patents, patent rights, inventions, trademark rights, service marks, trade names or copyrights of others, other than assertions which, if determined adversely to the Company or any of its subsidiaries, would not individually or in the aggregate with respect to similar claims, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

                           (vi) To the best of such counsel's knowledge and
                  other than the matters described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely, individually or in the aggregate with respect to similar claims, to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vii) The Custodian Agreement has been duly
                  authorized, executed and delivered by the Company; and

                           (viii) The documents incorporated by reference in the
                  Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (other than the financial statements and other financial data as to which such counsel need express no opinion).

                  In rendering such opinion, such counsel may rely upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes both you and he are justified in relying upon such opinions and certificates.

                  (e) Advokatfirman Vinge, Swedish counsel for the Selling Stockholder, shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The deposit with the Depositary of the Shares to
                  be delivered in the form of SDSs, the sale and delivery of the Shares and the SDSs, the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of (a) any statute of Sweden or (b) any order, rule or regulation of general application of any court or governmental agency or body of Sweden having jurisdiction over the Selling Stockholder or any of its respective properties;

                           (ii) No consent, approval, authorization or order of
                  any court or governmental agency or body in Sweden is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares and SDSs to be sold by the Selling Stockholder hereunder, except [NAME ANY SUCH

                  CONSENT, APPROVAL, AUTHORIZATION OR ORDER] which [HAS] [HAVE] been duly obtained and [IS] [ARE] in full force and effect;

                           (iii) (A) The Selling Stockholder has good and valid
                  title of the Shares being sold by it under this Agreement, free and clear of all liens, encumbrances, equities and claims; (B) immediately prior to delivery by or on behalf of the Selling Stockholder of Shares to the Depositary or its nominee as provided in this Agreement and the Custodian Agreement, the Selling Stockholder had good and valid title to the Shares so delivered, free and clear of all liens, encumbrances, equities and claims; (C) upon deposit by or on behalf of the Selling Stockholder of the Shares with the Depositary pursuant to this Agreement and the Custodian Agreement against issuance by the Depositary of SDSs and delivery by the Depositary of the SDSs to the Selling Stockholder and the Selling Stockholder's subsequent delivery of such SDSs at such Time of Delivery, all right, title and interest in the Shares so deposited have been transferred to the Depositary or its nominee; and (D) upon delivery of the Shares and the SDSs to the Underwriters by the Selling Stockholder pursuant to this Agreement and payment therefor as provided herein, good and valid title thereto, free and clear of all liens, encumbrances, equities and claims and, unless they have knowledge thereof, claims, will pass to the several Underwriters;

                           (iv) No stamp or other issuance or transfer taxes or
                  duties, and no capital gains, income, withholding or other taxes are payable to Sweden or any political subdivision or taxing authority thereof or therein by or on behalf of the Underwriters in connection with: (A) the deposit with the Depositary of Shares to be delivered in the form of SDSs by the Selling Stockholder, (B) the sale and delivery by the Selling Stockholder of the Shares and the SDSs to or for the respective accounts of the Underwriters in the manner contemplated in this Agreement or (C) the sale and delivery by the Underwriters of the Shares and SDSs to the initial purchasers thereof in the manner contemplated in this Agreement; and

                           (v) under the laws of Sweden, the agreement of the
                  Selling Stockholder that this Agreement shall be governed by and construed in accordance with the laws of New York is valid and legally binding and will be recognized by the Swedish courts, subject to bankruptcy, insolvency, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         In rendering such opinion, such counsel may state (i) that they express no opinion as to the laws of any jurisdiction outside Sweden and (ii) that they are relying as to matters of United States Federal or New York law on the opinion of Cleary, Gottlieb, Steen & Hamilton delivered pursuant to clause (f).

         In rendering the opinion in paragraph (iv), such counsel may rely upon certificates of the Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by the Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

                  (f) Cleary, Gottlieb, Steen & Hamilton, United States counsel for the Selling Stockholder, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) assuming due authorization, execution and
                  delivery by the Selling Stockholder under Swedish law, this Agreement has been duly executed and delivered by the Selling Stockholder under the law of the State of New York;

                           (ii) the sale and delivery of the Shares and the SDSs
                  and the compliance by the Selling Stockholder with all of the provisions of this Agreement will not violate any statute, rule or regulation of the United States or the State of New York or any United States Federal or New York court or administrative order or decree identified in Annex ___ thereto;

                           (iii) upon delivery to the Underwriters in the State
                  of New York of certificates evidencing the Shares and the SDSs being delivered at such Time of Delivery endorsed to such Underwriters or in blank and payment therefor by the Underwriters pursuant to this Agreement, the Underwriters will own the Shares and the SDSs free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). In rendering the foregoing opinion, such counsel may assume that each Underwriter takes delivery of the SDSs without notice of any adverse claims (within the meaning of the UCC); and

                           (iv) no consent, approval, authorization,
                  registration or qualification of or with any governmental agency of the United States or the State of New York is required for the sale and delivery of the Shares and the SDSs to be delivered by the Selling Stockholder in connection with the purchase and distribution of the Shares and SDSs by the Underwriters, except such as has been obtained under the Act or the Exchange Act (but such counsel need not express an opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or "blue sky" laws).

         In rendering such opinion, such counsel may (i) state that they express no opinions as to the laws of any jurisdiction other than U.S. federal and New York state law and (ii) rely, as to matters of Swedish law, on, and subject to the same qualifications set forth, in the opinion of Advokatfirman Vinge delivered pursuant to clause (e) above.

         In rendering the opinion in paragraph (iii) above, such counsel may also state that they are relying in respect of certain factual matters upon certificates of the Selling Stockholder and the Company and their respective officers and employees and upon information obtained from public officials and other sources believed by such counsel to be responsible.

                  (g) Skandinaviska Enskilda Banken Legal Department, counsel for the Depositary, shall have furnished to you and the Selling Stockholder their written opinion (a draft of such opinion is attached as Annex II(f) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Custodian Agreement has been duly authorized,
                  executed and delivered by the Depositary and, assuming the Custodian Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon the deposit of Shares evidencing SDSs to be delivered at such Time of Delivery in respect thereof in accordance with the provisions of the Custodian Agreement and the General Terms and Conditions, the persons in whose names the SDSs are registered will be entitled to the rights specified in the Custodian Agreement and in the General Terms and Conditions; and

                           (ii) Shares represented by the SDSs to be delivered
                  by the Selling Stockholder at such Time of Delivery to or on behalf of the Underwriters have been duly deposited with the Depositary or The Bank of New York, as Sub-Custodian, under and in accordance with all applicable laws and regulations.

                  (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (j) On or after the date hereof and prior to such Time of Delivery there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Stockholm Stock Exchange or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange, the Stockholm Stock Exchange or SEAQ International; (iii) a general moratorium on commercial banking activities in New York, Sweden or London declared by the relevant authorities; (iv) a change or development involving a prospective change in United States taxation affecting the share capital of the Company or the transfer thereof or the imposition of exchange controls by the United States or Sweden; (v) the outbreak or escalation of hostilities involving the United States or the European Union ("EU") or the declaration by the United States or relevant EU authorities of a national emergency or war if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering of the Shares or delivery of, or materially impairs the ability of the Underwriters to subscribe, hold or sell, the Shares or SDSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (vi) a change in national or international political, financial or economic conditions or taxation regimes or currency exchange rates or controls if the effect of any such event specified in this clause (vi) in the judgment of the Underwriters is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Shares or delivery of, or materially impairs the ability of the Underwriters to subscribe, hold or sell, the Shares or SDSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (k) The Company shall have complied with the provisions of
         Section 5A(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (l) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery (i) certificates of officers of the Company and of the Selling Stockholder, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and, in the case of the Company, as to the matters set forth in subsections (a) and (k) of this

         Section, and as to such other matters as you may reasonably request; and (ii) certificates of the corporate secretary or other comparable officer of the Company and of the Selling Stockholder, respectively, reasonably satisfactory to you as to the resolutions adopted by the Company and the Selling Stockholder in connection with this Agreement, incumbency and signatures of persons executing this Agreement and other similar matters.

         8. (a) The Company, will indemnify and hold harmless each Underwriter and the Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, or the Selling Stockholder, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse each Underwriter and the Selling Stockholder for any legal or other expenses reasonably incurred by such Underwriter or the Selling Stockholder, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any Underwriter or the Selling Stockholder, as the case may be, in any such case, to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto or document incorporated by reference therein (x) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through J.P. Morgan Securities Inc. or Goldman, Sachs & Co. expressly for use therein or (y) that comprised Selling Stockholder Information; and provided, further, however, that the Company shall not be liable to any such person in any such case if the Company shall sustain the burden of proving that the Selling Stockholder or such Underwriter, as the case may be, sold securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale in any case where such delivery is required by the Act, a copy of the Prospectus (excluding any documents incorporated by reference therein) or of the Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to the Selling Stockholder or such Underwriter, and the loss, claim, damage or liability of such person results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or the Prospectus as amended or supplemented.

         (b) The Selling Stockholder will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto or document incorporated by reference therein comprised Selling Stockholder Information; and will reimburse each Underwriter or the Company, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Company, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which it may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto or document incorporated by reference therein in reliance upon and in conformity with written information furnished to the Company by such Underwriter through J.P. Morgan Securities Inc. or Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action or proceeding for which indemnification under subsection (a), (b) or (c) may be requested, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative fault. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. As among the Company and the Selling Stockholder, the relative benefit derived by the Company and the Selling Stockholder shall be determined by reference to the fact that the Company entered into the Registration Rights Agreement among the Company, the Selling Stockholder, The Upjohn Company and Pharmacia Aktiebolag to induce and the Selling Stockholder to engage in the transaction in which the Selling Stockholder acquired the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company or the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Selling Stockholder notifies you that it has so arranged for the purchase of such Shares, you or the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such

Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if any Shares are not delivered by or on behalf of the Selling Stockholder as provided herein by reason of a failure of the Company to perform its obligations under Section 7 (for the avoidance of doubt, it shall not be deemed to be a failure by the Company to perform its obligations under Section 7 if the conditions set forth in clauses 7(b), (e), (f), (g), (i), (j) and (l) (to the extent that it refers to obligations of the Selling Stockholder) have not been satisfied), the Company will, or if for any other reason Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Selling Stockholder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company, the Selling Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of J.P. Morgan Securities Inc., 60 Wall Street, 2nd Floor, New York, New York 10260, Attention:
Syndication Desk; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to Fredsgaten 8 S-103 33, Stockholm, Sweden, Attention: Dag Detter, facsimile no. (46-8) 215-799; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. The Selling Stockholder hereby irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the jurisdiction of such courts in any such suit, action or proceeding. The Selling Stockholder do hereby appoint -,
Attention: -, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter or by the Company, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Stockholder may appoint a successor agent to receive service of process as described herein; provided, however, that the Selling Stockholder shall at all times maintain an agent for service of process in New York City. The Selling Stockholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and the Selling Stockholder agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment (or any appointment of a successor agent, as applicable) in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Selling Stockholder, as the case may be, shall be deemed, in every respect, effective service of process upon the Selling Stockholder.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                      Very truly yours,

                                      PHARMACIA & UPJOHN, INC.

                                      By:
                                          Name:
                                          Title:


                                      FORVALTNINGSAKTIEBOLAGET STATTUM


                                      By:
                                          Name:
                                          Title:


Accepted as of the date hereof:

J. P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.

By:
  (J.P. Morgan Securities Inc.)

                                   SCHEDULE I

                                                                 Number of
                                                                 Optional
                                                               Shares to be
                                     Total Number of           Purchased if
                                       Firm Shares            Maximum Option
             Underwriter             to be Purchased             Exercised

J.P. Morgan Securities Inc.

Goldman, Sachs & Co.





         Total


                                                                         ANNEX I

                  FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER
                FOR REGISTRATION STATEMENTS ON FORMS S-2 AND S-3

         Pursuant to Section 7(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                  (iii) They have made a review in accordance with standards established by the Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   ANNEX II(a)

                       Form of Shearman & Sterling opinion

                                   ANNEX II(b)

                       Form of Sullivan & Cromwell opinion

                                   ANNEX II(c)

                       Form of Advokatfirman Vinge opinion

                                   ANNEX II(c)

                     Form of Counsel for the Company opinion

                                   ANNEX II(d)

           Form of Swedish Counsel for the Selling Stockholder opinion

                                   ANNEX II(e)

        Form of United states Counsel for the Selling Stockholder opinion

                                   ANNEX II(f)


                   Form of Counsel for the Depositary opinion